UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 31, 2024
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UL Solutions Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42012 (Commission File Number)	27-0913800 (I.R.S. Employer Identification Number)
333 Pfingsten Rd Northbrook, Illinois 60062
(Address of principal executive offices and zip code)
(847) 272-8800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	ULS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On July 31, 2024, UL Solutions Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2024. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained or incorporated by reference in this Item 2.02, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure
On July 31, 2024, management will review a slide presentation during the Company’s fiscal 2024 second quarter earnings conference call. The presentation materials are attached hereto as Exhibit 99.2 and incorporated herein by reference. These materials may also be used by the Company at one or more subsequent conferences with analysts, investors, or other stakeholders.
The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.
The information contained in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of UL Solutions Inc., dated as of July 31, 2024
99.2	Earnings call presentation materials for the quarter ended June 30, 2024
104	Cover page interactive data file (embedded with the inline XBRL document)
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UL Solutions Inc.
Date: July 31, 2024	By:	/s/ Ryan D. Robinson
Ryan D. Robinson
Executive Vice President and Chief Financial Officer